SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                  FORM 8-K/A-1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 21, 2001



                            AmeriVest Properties Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                        1-14462                 84-1240264
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
  of incorporation)                                          Identification No.)


          1780 South Bellaire Street, Suite 515, Denver, Colorado 80222
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 297-1800

Item 7. Financial Statements And Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

        Report of Independent Public Accountants                            F-1

        Statements of Revenue and Certain Expenses - for the nine
        months ended September 30, 2001 (Unaudited) and for the
        year ended December 31, 2000                                        F-2

        Notes to Statements of Revenue and Certain Expenses                 F-3

(b) Unaudited Pro Forma Financial Information:

        Pro Forma Financial Information (Unaudited)                         F-5

        Pro Forma Consolidated Balance Sheet as of September 30, 2001
        (Unaudited)                                                         F-6

        Pro Forma Consolidated Statements of Operations (Unaudited):

                  For the nine months ended September 30, 2001              F-7
                  For the year ended December 31, 2000                      F-8

        Notes to Pro Forma Consolidated Financial Statements (Unaudited)    F-9

(c) Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year ended December 31, 2000
        (Unaudited)                                                         F-11

        Note to Statement of Estimated Taxable Operating Results and
        Cash to be Made Available by Operations                             F-12

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Management of
     AmeriVest Properties Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Kellogg Office Building (see Note 1) for the year ended December 31, 2000. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

This statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenue and expenses and/or financial position.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Kellogg Office Building for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                               /s/ Arthur Andersen LLP



Denver, Colorado
January 11, 2002

                           THE KELLOGG OFFICE BULDING

                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES



                                                   For the Nine    For the Year
                                                   Months Ended        Ended
                                                   September 30,    December 31,
                                                       2001             2000
                                                    ----------       ----------
                                                   (Unaudited)
REVENUE:
     Rental revenue                                 $1,655,705       $2,230,990
     Other revenue                                      69,889           83,215
                                                    ----------       ----------

                    Total revenue                    1,725,594        2,314,205
                                                    ----------       ----------

CERTAIN EXPENSES:
     Repairs and maintenance                           102,229          106,748
     Utilities                                          99,340          155,316
     Property taxes                                    141,071          188,094
     Property management fees                           45,539           57,977
     Operating services                                251,169          345,754
                                                    ----------       ----------

                    Total expenses                     639,348          853,889
                                                    ----------       ----------

EXCESS OF REVENUE OVER CERTAIN
     EXPENSES                                       $1,086,246       $1,460,316
                                                    ==========       ==========




   The accompanying notes are an integral part of these financial statements.

                           THE KELLOGG OFFICE BUILDING

               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                DECEMBER 31, 2000


NOTE 1 - BASIS OF PRESENTATION

The accompanying statement of revenue and certain expenses reflect the operations of the Kellogg Office Building (the "Kellogg Building" or the "Property"). The Property consists of one office building located in Littleton, Colorado. The Property contains approximately 113,000 net rentable square feet and is located on approximately 5 acres of land. As of December 31, 2000, the Property had an occupancy percentage of approximately 94%.

The Property was acquired by AmeriVest Properties Inc. and subsidiaries ("AmeriVest") from an unrelated party on December 21, 2001 for $13,550,000, which was paid with $9,500,000 from the proceeds of a loan from US Bank National Association and the balance from a portion of the proceeds of the July 2001 public offering. In addition, AmeriVest incurred approximately $250,000 related acquisition fees and costs, of which, $203,440 represents the advisory fee due to Sheridan Realty Advisors, LLC in connection with the acquisition per the Property Management and Advisory Agreement.

The accounting records of the Property are maintained on the accrual basis. The accompanying statements of revenue and certain expenses are prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

Interim Information (Unaudited)
-------------------------------

In the opinion of management, the unaudited information as of September 30, 2001 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the nine months ended September 30, 2001. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

                           THE KELLOGG OFFICE BUILDING

               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                DECEMBER 31, 2000


NOTE 2 - OPERATING LEASES

The Property's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases, many of which are renewable.

Future minimum rentals on these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2000, are as follows:

            Year Ending December 31:
                 2001                             $ 1,873,826
                 2002                               1,609,026
                 2003                               1,165,870
                 2004                                 499,115
                 2005                                 150,767
                 Thereafter                              --
                                                  -----------
                                                  $ 5,298,604
                                                  ===========

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                         PRO FORMA FINANCIAL INFORMATION
                                   (Unaudited)


The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of September 30, 2001 as adjusted for the acquisition of the Kellogg Building, as if the transaction had occurred on September 30, 2001.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 combine the historical operations of AmeriVest with the historical operations of the Kellogg Building as if the transaction had occurred on January 1, 2000.

The unaudited pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and the Kellogg Building. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in AmeriVest's previous filings with the Securities and Exchange Commission.



                           AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                              PRO FORMA CONSOLIDATED BALANCE SHEET
                                       SEPTEMBER 30, 2001
                                           (Unaudited)


                                                                Acquisition
                                                                  of the
                                                 AmeriVest        Kellogg           Pro Forma
                                                (Historical)      Building           Combined
                                                ------------    ------------       ------------
ASSETS
   Investment in Real Estate
      Land                                      $  9,960,376    $  2,773,093 (b)   $ 12,733,469
      Building and improvements                   50,417,352      11,092,372 (b)     61,509,724
      Furniture, fixtures and equipment              155,808            --              155,808
      Tenant improvements                          1,431,132            --            1,431,132
      Tenant leasing commissions                     271,632            --              271,632
      Less: accumulated depreciation and
              amortization                        (2,717,634)           --           (2,717,634)
                                                ------------    ------------       ------------

         Net Investment in Real Estate            59,518,666      13,865,465         73,384,131

   Cash and cash equivalents                       9,216,887      (3,929,975)(a)      5,286,912
   Accounts receivable                               156,853            --              156,853
   Deferred rent receivable                          324,330            --              324,330
   Deferred financing costs, net                     463,351          81,399 (c)        544,750
   Prepaid expenses, escrows and other assets      1,346,069            --            1,346,069
                                                ------------    ------------       ------------

                    Total Assets                $ 71,026,156    $ 10,016,889       $ 81,043,045
                                                ============    ============       ============


LIABILITIES
   Mortgage loans and notes payable             $ 41,875,236    $  9,500,000 (c)   $ 51,375,236
   Accounts payable and accrued expenses           1,662,097         203,440 (d)      1,865,537
   Accrued real estate taxes                         810,955         141,071 (b)        952,026
   Prepaid rents and security deposits               990,573         110,353 (b)      1,100,926
   Dividends payable                                 826,605            --              826,605
                                                ------------    ------------       ------------

                    Total Liabilities             46,165,466       9,954,864         56,120,330
                                                ------------    ------------       ------------

OWNERS' EQUITY
   Common stock                                        6,613            --                6,613
   Capital in excess of par value                 30,709,501          62,025 (e)     30,771,526
   Distributions in excess of accumulated
              earnings                            (5,855,424)           --           (5,855,424)
                                                ------------    ------------       ------------

                    Total Owners' Equity          24,860,690          62,025         24,922,715
                                                ------------    ------------       ------------

    Total Liabilities and Owners' Equity        $ 71,026,156    $ 10,016,889       $ 81,043,045
                                                ============    ============       ============


                  See notes to the pro forma consolidated financial statements.

                                               F-6


                              AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                 NINE MONTHS ENDED SEPTEMBER 30, 2001
                                              (Unaudited)


                                                        Historical
                                                --------------------------
                                                                Kellogg       Pro Forma         Pro Forma
                                                 AmeriVest      Building     Adjustments        Combined
                                                -----------    -----------   -----------       -----------

REAL ESTATE OPERATING REVENUE
   Rental revenue                               $ 7,496,114    $ 1,725,594   $      --         $ 9,221,708
                                                -----------    -----------   -----------       -----------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                          1,955,488        448,172          --           2,403,660
      Real estate taxes                             594,282        141,071          --             735,353
      Management fees                               380,653         45,539        40,242 (f)       466,434
   General and administrative                       521,266          4,566          --             525,832
   Impairment of deferred rents receivable          326,113           --            --             326,113
   Interest                                       2,336,038           --         447,850 (g)     2,783,888
   Depreciation and amortization                  1,667,362           --         207,982 (h)     1,875,344
                                                -----------    -----------   -----------       -----------

                                                  7,781,202        639,348       696,074         9,116,624
                                                -----------    -----------   -----------       -----------

OTHER INCOME
   Interest income                                   92,366           --            --              92,366
   Equity in loss of unconsolidated affiliate       (10,843)          --            --             (10,843)
                                                -----------    -----------   -----------       -----------

                                                     81,523           --            --              81,523
                                                -----------    -----------   -----------       -----------

INCOME (LOSS) BEFORE GAIN ON SALE
   OF REAL ESTATE                                  (203,565)     1,086,246      (696,074)          186,607

GAIN ON SALE OF REAL ESTATE                       1,143,698           --            --           1,143,698
                                                -----------    -----------   -----------       -----------

NET INCOME (LOSS)                               $   940,133    $ 1,086,246   $  (696,074)      $ 1,330,305
                                                ===========    ===========   ===========       ===========

NET INCOME PER COMMON SHARE
     Basic                                      $      0.23                                    $      0.33
                                                ===========                                    ===========

     Diluted                                    $      0.23                                    $      0.32
                                                ===========                                    ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                        4,020,898                                      4,020,898
                                                ===========                                    ===========

     Diluted                                      4,143,767                                      4,143,767
                                                ===========                                    ===========


                     See notes to the pro forma consolidated financial statements.

                                                 F-7


                               AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                             PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                      YEAR ENDED DECEMBER 31, 2000
                                               (Unaudited)


                                                        Historical
                                                --------------------------
                                                                Kellogg       Pro Forma         Pro Forma
                                                 AmeriVest      Building     Adjustments        Combined
                                                -----------    -----------   -----------       -----------

REAL ESTATE OPERATING REVENUE
   Rental revenue                               $ 7,222,437    $ 2,314,205   $      --         $ 9,536,642
                                                -----------    -----------   -----------       -----------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                          1,946,633        600,950          --           2,547,583
      Real estate taxes                             668,224        188,094          --             856,318
      Management fees                               344,636         57,977        55,737 (f)       458,350
   General and administrative                       517,019          6,868          --             523,887
   Severance expense                                255,442           --            --             255,442
   Interest                                       2,167,869           --         787,133 (g)     2,955,002
   Depreciation and amortization                  1,205,795           --         277,309 (h)     1,483,104
                                                -----------    -----------   -----------       -----------

                                                  7,105,618        853,889     1,120,179         9,079,686
                                                -----------    -----------   -----------       -----------

OTHER INCOME
   Interest income                                   55,874           --            --              55,874
   Equity in loss of unconsolidated affiliate       (52,808)          --            --             (52,808)
                                                -----------    -----------   -----------       -----------

                                                      3,066           --            --               3,066
                                                -----------    -----------   -----------       -----------

INCOME (LOSS) BEFORE GAIN ON SALE
   OF REAL ESTATE                                   119,885      1,460,316    (1,120,179)          460,022

GAIN ON SALE OF REAL ESTATE                       2,556,839           --            --           2,556,839

                                                -----------    -----------   -----------       -----------

NET INCOME (LOSS)                               $ 2,676,724    $ 1,460,316   $(1,120,179)      $ 3,016,861
                                                ===========    ===========   ===========       ===========

NET INCOME PER COMMON SHARE
     Basic and diluted                          $      1.07                                    $      1.21
                                                ===========                                    ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                        2,492,584                                      2,492,584
                                                ===========                                    ===========

     Diluted                                      2,495,919                                      2,495,919
                                                ===========                                    ===========


                      See notes to the pro forma consolidated financial statements.

                                                  F-8

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of the Kellogg Building by AmeriVest.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of September 30, 2001 as adjusted for the acquisition of the Kellogg Building, as if the transaction had occurred on September 30, 2001.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 combine the historical operations of AmeriVest with the historical operations of the Kellogg Building as if the transaction had occurred on January 1, 2000.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(a) The net cash paid for the Kellogg Building consists of the following:

         Purchase price                                   $ 13,550,000
         Estimated acquisition costs                            50,000
         Advisory fee per Sheridan Realty Advisors, LLC
            agreement                                          203,440
         Loan origination fees                                  81,399
         Less: mortgage loan                                (9,500,000)
         Less: accrued advisory fee                           (203,440)
         Less: credit for accrued real estate taxes           (141,071)
         Less: credit for security deposits                   (110,353)
                                                          ------------
         Cash paid                                        $  3,929,975
                                                          ============


(b) The purchase price of the Kellogg Building was allocated to the assets and liabilities based on estimated fair values.

(c) The loan in the amount of $9.5 million from US Bank bears interest at 4.77% for the initial 12 months and matures on December 21, 2004. After the initial 12 months, the rate floats on one of three indices elected by AmeriVest, provided by US Bank, plus 250 basis points. AmeriVest paid a 0.75% loan origination fee plus additional loan costs, which have been capitalized and are being amortized over the life of the loan.

(d) Advisory fee of $203,440 due to Sheridan Realty Advisors, LLC in connection with the acquisition of the Kellogg Building per the Property Management and Advisory Agreement.

(e) Fair value of 85,445 incentive warrants granted to Sheridan Realty Advisors, LLC in connection with the acquisition of the Kellogg Building per the Property Management and Advisory Agreement.

(f) Adjustment to management fees pursuant to the Property Management and Advisory Agreement:

                                            Nine Months
                                               Ended         Year Ended
                                           September 30,     December 31,
                                               2001             2000
                                             ---------         ---------
     Management fees per Sheridan Realty
           Advisors, LLC agreement          $  85,781         $ 113,714
      Less: historical management fees        (45,539)          (57,977)
                                            ---------         ---------
      Pro forma adjustment                  $  40,242         $  55,737
                                            =========         =========


(g) Interest expense to be recognized related to the mortgage loan. Includes loan interest (assumed interest rates of 6% and 8% for the nine months ended September 30, 2001 and the year ended December 31, 2000, respectively) and the amortization of the loan origination fee.

(h) Depreciation expense calculated assuming a 40-year useful life.

NOTE 3 - INCOME PER SHARE

Pro forma income per common share for the nine months ended September 30, 2001 and the year ended December 31, 2000 is computed based on the weighted average number of common shares outstanding during the periods presented.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)


The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by AmeriVest (including the operations of the Kellogg Building) based upon the pro forma consolidated statement of operations for the year ended December 31, 2000. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.



Revenue                                                               $9,552,600
                                                                      ----------


Expenses:
     Operating expenses                                                2,547,583
     Real estate taxes                                                   856,318
     Management fees                                                     458,350
     General and administrative                                          523,887
     Severance expense                                                   255,442
     Interest                                                          2,955,002
     Depreciation and amortization                                     1,021,036
                                                                      ----------

                    Total expenses                                     8,617,618
                                                                      ----------

Estimated Taxable Operating Income                                       934,982

     Add back depreciation and amortization                            1,021,036
                                                                      ----------

Estimated Cash to be Made Available by Operations                     $1,956,018
                                                                      ==========

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

            NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

Depreciation has been estimated based upon an allocation of the purchase price of the Kellogg Building to land (20%) and building (80%) and assuming (for tax purposes) a 39-year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMERIVEST PROPERTIES INC.


February 28, 2002
                                            By: /s/ D. Scott Ikenberry
                                            ------------------------------------
                                            D. Scott Ikenberry
                                            Chief Financial Officer